                                 JAMES E. QUINN

                         LIMITED POWER OF ATTORNEY FOR

                        SECTION 16 REPORTING OBLIGATIONS

          Know  all by  these  presents,  that  the  undersigned  hereby  makes,

     constitutes and appoints each of Patrick B. Dorsey,  Karen L. Sharp,  Robyn

     M.  Wapner  and  Ewa  M.  Zalewska,   each  acting  individually,   as  the

     undersigned's  true  and  lawful  attorney-in-fact,  with  full  power  and authority as hereinafter  described on behalf of and in the name, place and stead of the undersigned to:

          (1) seek or obtain,  as the  undersigned's  representative  and on the undersigned's  behalf, EDGAR Access Codes from the United States Securities and Exchange Commission;

          (2) prepare, execute, acknowledge,  deliver and file Forms 3, 4, and 5

     (including  any  amendments  thereto)  with  respect to the  securities  of

     Tiffany & Co.,  a Delaware  corporation  (the  "Company"),  with the United

     States  Securities  and  Exchange   Commission,   any  national  securities

     exchanges  and the Company,  as  considered  necessary  or advisable  under

     Section  16(a) of the  Securities  Exchange  Act of 1934 and the  rules and regulations  promulgated  thereunder,  as  amended  from  time to time (the

     "Exchange Act");

          (3) seek or obtain,  as the  undersigned's  representative  and on the

     undersigned's   behalf,   information  on  transactions  in  the  Company's

     securities from any third party,  including brokers,  employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person  to  release  any  such  information  to each  of the  undersigned's attorneys-in-fact  appointed  by this Power of Attorney  and  approves  and ratifies any such release of information; and

          (4)  perform  any and all other acts which in the  discretion  of such attorney-in-fact  are  necessary  or  desirable  for and on  behalf  of the undersigned in connection with the foregoing.

          The undersigned acknowledges that:

          (1) this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

          (2)  any   documents   prepared   and/or   executed   by  either  such

     attorney-in-fact  on behalf of the  undersigned  pursuant  to this Power of

     Attorney  will be in such  form  and  will  contain  such  information  and disclosure  as  such  attorney-in-fact,  in his or  her  discretion,  deems necessary or desirable;

          (3) neither the Company nor either of such  attorneys-in-fact  assumes

     (i) any liability for the  undersigned's  responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the  undersigned for any failure to comply with such  requirements,  or (iii) any  obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

          (4) this Power of  Attorney  does not  relieve  the  undersigned  from responsibility for compliance with the undersigned's  obligations under the

     Exchange Act, including without limitation the reporting requirements under

     Section 16 of the Exchange Act.

          The  undersigned  hereby  gives  and  grants  each  of  the  foregoing attorneys-in-fact  full power and authority to do and perform all and every act and thing whatsoever requisite,  necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned  might or could do if present,  hereby  ratifying all that each such  attorney-in-fact  of,  for and on  behalf of the  undersigned,  shall lawfully  do or  cause  to be  done by  virtue  of this  Limited  Power  of

     Attorney.

          This Power of  Attorney  shall  remain in full force and effect  until revoked  by the  undersigned  in a signed  writing  delivered  to each such attorney-in-fact.

                                                By:     /s/ James E. Quinn

                                                        --------------------

                                                        James E. Quinn

                                                Date:   October 17, 2007